UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 2, 2004


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                    0-26509                   65-0601272
(State or other jurisdiction       (Commission               (I.R.S. Employer
   of incorporation)               File Number)             Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         AGREEMENT WITH SOUTH CAROLINA PUBLIC SERVICE AUTHORITY

         On December 2, 2004, our Tennessee subsidiary, National Coal Corporation, entered into a Coal Purchase/Sale Agreement with the South Carolina Public Service Authority ("South Carolina PSA"), which shall become effective January 1, 2005. The Agreement provides that National Coal Corporation will sell, and South Carolina PSA will purchase, a specified amount of coal at fixed prices during the term of the agreement, which ends December 31, 2007. No other material relationships exist between the issuer or National Coal Corporation and South Carolina PSA.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NATIONAL COAL CORP.



Date:    December 6, 2004                   By:  /S/ ROBERT CHMIEL
                                                 ---------------------------
                                                 Robert Chmiel
                                                 Chief Financial Officer


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